UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NantHealth, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 NantHealth, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 9, 2022 For Stockholders of record as of April 18, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/NH To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/NH Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 27, 2022. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/NH TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. NantHealth, Inc. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Thursday, June 9, 2022 Time: 1:00 PM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/NH for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/NH SEE REVERSE FOR FULL AGENDA

NantHealth, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 3 YEARS. PROPOSAL 1. Election of Directors 1.01 Patrick Soon-Shiong, M.D. 1.02 Kirk K. Calhoun 1.03 Michael Blaszyk 1.04 Deanna Wise 2. Amend the 2016 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares 3. Approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as presented in the proxy statement (“Say-on-Pay”) 4. Approve, on an advisory (non-binding) basis, the frequency at which the Say-on-Pay vote will be held (on an advisory (non-binding) basis), at future annual meetings of stockholders 5. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 6. Transact other business that may properly come before the annual meeting